                                                                    EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


      We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated April 1, 1997 (except for Note 8, as to which the date is May 9, 1997), in Amendment No. 4 to the Registration Statement (Form SB-2 No. 333-26855) and related Prospectus of fine.com Corporation.

                                       /s/ Ernst & Young LLP

                                       Ernst & Young LLP

Seattle, Washington
August 8, 1997